GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2022
Disclosure Of Goodwill And Intangible Assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS
12.	GOODWILL AND INTANGIBLE ASSETS

	Goodwill US$‘000	Development costs US$‘000	Patents and licenses US$‘000	Other US$‘000	Total US$‘000
Cost
At January 1, 2021	79,182	128,977	8,947	33,311	250,417
Additions	-	6,771	102	21	6,894
Disposals or retirements	-	(14,576)	(342)	(134)	(15,052)
Exchange adjustments	-	1	-	-	1

At December 31, 2021	79,182	121,173	8,707	33,198	242,260

At January 1, 2022	79,182	121,173	8,707	33,198	242,260
Additions	-	4,475	22	382	4,879
Exchange adjustments	-	(64)	-	-	(64)

At December 31, 2022	79,182	125,584	8,729	33,580	247,075

Accumulated amortisation and Impairment losses
At January 1, 2021	(66,591)	(115,533)	(8,790)	(25,643)	(216,557)
Charge for the year	-	(482)	(7)	(428)	(917)
Disposals or retirements	-	14,573	342	132	15,047
Impairment losses	(54)	(2,053)	(106)	(1,640)	(3,853)
Exchange adjustments	-	1	-	-	1

At December 31, 2021	(66,645)	(103,494)	(8,561)	(27,579)	(206,279)

At January 1, 2022	(66,645)	(103,494)	(8,561)	(27,579)	(206,279)
Charge for the year		(479)	(9)	(435)	(923)
Impairment losses	-	(4,623)	-	(1)	(4,624)
Exchange adjustments	-	20	-	-	20

At December 31, 2022	(66,645)	(108,576)	(8,570)	(28,015)	(211,806)

Carrying amounts
At December 31, 2022	12,537	17,008	159	5,565	35,269

At December 31, 2021	12,537	17,679	146	5,619	35,981

Included within development costs are projects with a carrying value of US$6,982,000 which were not amortised in 2022 (2021: US$7,994,000) (2020: US$6,980,000). These development costs are not being amortised as the projects to which the costs relate were not fully complete at the end of the financial year. As at December 31, 2022 these projects are expected to be completed during the period from January 1, 2023 to December 31, 2025 at an expected further cost of approximately US$1,100,000.

The following represents the costs incurred during each period presented for each of the principal development projects:

Product Name	2022 US$’000	2021 US$’000
Premier Instruments for A1c and haemoglobinopathies testing	1,904	2,538
COVID-19 tests	1,378	1,320
Mid-tier haemoglobins instrument	484	303
HIV screening rapid test	379	1,488
Tri-stat point-of-care instrument	163	245
Uni-gold raw material stabilisation	42	144
Autoimmune Smart Reader	82	550
Other projects	43	183
Total capitalised development costs	4,475	6,771

Other intangible assets

Other intangible assets consist primarily of acquired customer and supplier lists, trade names, website and software assets.

Amortisation

Amortisation is charged to the consolidated statement of operations through the selling, general and administrative expenses line.

Impairment testing for intangibles including goodwill and indefinite lived assets

Goodwill and other intangibles are subject to impairment testing on a periodic basis and whenever there are indicators of impairment. Specific assets are assessed for impairment when there are indicators of impairment. If any such indication exists, the Company estimates the recoverable amount of the asset.

The recoverable amount of seven CGUs is determined based on a value-in-use computation at June 30 and December 31. Among other macroeconomic considerations, the impact of the COVID-19 pandemic has been factored into our impairment testing. The value-in-use calculations use cash flow projections based on the 2023 projections for each CGU and a further four years projections using estimated revenue and cost average growth rates of between 0% and 5%. At the end of the five year forecast period, terminal values for each CGU, based on a long-term growth rate of 2%, are used in the value-in-use calculations. The value-in-use represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to each CGU. The pre-tax discount rates used range from 16% to 24% (2021: 16% to 25%).

Sources of estimation uncertainty

The cash flows have been arrived at taking into account the Group’s financial position, its recent financial results and cash flow generation and the nature of the medical diagnostic industry, where product obsolescence can be a feature. However, expected future cash flows are inherently uncertain and are therefore liable to material change over time. The key assumptions employed in arriving at the estimates of future cash flows factored into impairment testing are subjective and include projected EBITDA margins, net cash flows, discount rates used and the duration of the discounted cash flow model. Significant under-performance in any of the Group’s major CGUs may give rise to a material impairment which would have a substantial impact on the Group’s income and equity.

Specific asset impairment charges

In the year ended December 31, 2022, four internally developed intangible assets were fully impaired, as shown in the table below.

Asset name	Entity	2022 US$’000
Rapid COVID-19 antigen test	Trinity Biotech Manufacturing Ltd	2,214
Autoimmune smart reader	Trinity Biotech Manufacturing Ltd	1,265
Tri-stat instrument	Primus Corp.	1,024
COVID-19 ELISA test	Trinity Biotech Manufacturing Ltd	120
Total		4,623

The rapid COVID-19 test is approved for professional use in the EU. However, as previously disclosed by the Company, the demand for our COVID-19 portfolio of products is highly uncertain and very difficult to predict and in our experience the market has moved to over the counter (“OTC”) rapid COVID-19 tests, for which this product is not yet approved. As such the Company’s efforts to commercialise this test have been unsuccessful. In addition, pricing for rapid COVID-19 tests in the EU is relatively weak, with stronger pricing available in, for example, the US market, for which this product is not yet approved. Given the market outlook for rapid COVID-19 testing products and continued uncertainty regarding regulatory approval pathways in key markets, including the US, the Company has chosen to not immediately pursue further regulatory approvals but does intend to monitor these markets and regulatory pathways with a view to potentially seeking additional regulatory approvals. As the Company has no imminent plans to pursue these regulatory approvals, this development project was written down from US$2,214,000 to zero in 2022. For similar reasons, the carrying value of our internally developed COVID-19 ELISA test was fully impaired and the impairment charge for this project was US$120,000.

The development project for the autoimmune smart reader was paused in 2022 as management reviewed other options, including the potential to proceed with a third-party reader instead of our own internally developed reader. Following this review, we determined that there were likely greater opportunities to capture more market share in a more capital efficient manner through partnering with a third-party reader manufacturer rather than pursuing an independent strategy. There is significant uncertainty if we will complete the project to develop our own in-house autoimmune smart reader and thus while we may re-visit this decision in the future, in the interests of prudence the project’s carrying value of US$1,265,000 was impaired to zero.

In 2022, there was a strategic review of our Tri-stat instrument as part of a broader review of our haemoglobins product portfolio. In order to rationalise the haemoglobins product portfolio and to allow us to focus our resources on the higher growth products within that portfolio, management decided that Tri-stat sales would be restricted to only certain targeted partnerships, and this led to the carrying value for the Tri-stat intangible asset of US$1,024,000 being written down to zero.

In the year ended December 31, 2021, there was a specific asset impairment charge related to the carrying value of the intangible asset for the COVID-19 antibody rapid test, which was written off in full. This product development was an asset of Trinity Biotech Manufacturing Limited and the impairment charge recorded for this asset was US$856,000.

Impairment tests of cash-generating units

The impairment tests performed at June 30, 2022 and at December 31, 2022 identified an impairment loss in three CGUs, Clark Laboratories Inc, Trinity Biotech Do Brasil and Biopool US Inc. The table below sets forth the impairment loss recorded for each of the CGU’s, comprising both the specific asset impairment charges (as per the above table) and the impairments arising from the CGU impairment tests:

	December 31, 2022	December 31, 2021
	US$’000	US$’000
Trinity Biotech Manufacturing Limited	3,599	856
Primus Corp	1,024	-
Trinity Biotech Do Brasil	454	956
Clark Laboratories Inc.	407	-
Biopool US Inc.	355	153
Immco Diagnostics Inc	-	4,979

Total impairment loss	5,839	6,944

The table below sets forth the breakdown of the impairment loss for each class of asset:

	December 31, 2022	December 31, 2021
	US$’000	US$’000
Goodwill and other intangible assets	4,624	3,853
Property, plant and equipment (see Note 11)	733	2,508
Prepayments (see Note 16)	482	583

Total impairment loss	5,839	6,944

The value-in-use calculation is subject to significant estimation, uncertainty and accounting judgements and the following sensitivity analysis has been performed:

•
In the event that there was a reduction of 10% in the assumed level of future growth in revenue growth rate, which would represent a reasonably likely range of outcomes, there would be no additional impairment loss recorded at December 31, 2022.

•
In the event there was a 10% increase in the discount rate used to calculate the potential impairment of the carrying values, which would represent a reasonably likely range of outcomes, there would be no additional impairment loss recorded at December 31, 2022.

Significant Goodwill and Intangible Assets with Indefinite Useful Lives

CGUs or combinations of CGUs for which the carrying amount of goodwill is significant for the purposes of impairment testing periodically, in comparison with the Group’s total carrying amount of goodwill are those where the percentage is greater than 20% of the total.

The additional disclosures required for the CGU with significant goodwill are as follows:

Fitzgerald Industries	December 31, 2022	December 31, 2021
Carrying amount of goodwill (US$’000)	12,591	12,591
Discount rate applied (real pre-tax)	15.77%	19.66%
Excess value-in-use over carrying amount (US$’000)	7,432	3,496
% EBITDA would need to decrease for an impairment to arise	31.28%	18.15%
Long-term growth rate	2.0%	2.0%

The key assumptions and methodology used in respect of this CGU are consistent with those described above. The assumptions and estimates used are specific to the individual CGU and were derived from a combination of internal and external factors based on historical experience.

Intangible Assets with Indefinite Useful lives (included in other intangibles)	December 31, 2022 US$‘000	December 31, 2021 US$‘000
Fitzgerald Industries International CGU
Fitzgerald trade name	970	970
RDI trade name	560	560
Primus Corporation CGU
Primus trade name	365	365
Immco Diagnostic CGU
Immco Diagnostic trade name	2,069	2,069
Total	3,964	3,964

The trade name assets purchased as part of the acquisition of Fitzgerald in 2004, Primus and RDI in 2005 and Immco Diagnostics in 2013 were valued using the relief from royalty method and based on factors such as (1) the market and competitive trends and (2) the expected usage of the name. It was considered that these trade names will generate net cash inflows for the Group for an indefinite period.

In 2021, an impairment loss of US$869,000 was allocated against the Immco Diagnostic trade name as the carrying value of the CGU’s net assets exceeded its discounted future cashflows.